EXHIBIT 21
HUMANA INC.
SUBSIDIARY LIST

ALABAMA
Horizon Health Network LLC
Mid-South Home Care Services, LLC
Mid-South Home Health Agency, LLC
Wiregrass Hospice LLC

ARIZONA
Central Arizona Home Health Care, Inc.

ARKANSAS
Humana Regional Health Plan, Inc.

CALIFORNIA
Asian American Home Care, Inc.
Humana EAP and Work-Life Services of California, Inc.
Humana Health Plan of California, Inc.
Professional Healthcare at Home, LLC

COLORADO
Alpine Home Health Care, LLC
Legacy Hospice of Colorado Springs, LLC
Legacy Hospice, LLC

DELAWARE
Access Home Health of Florida, LLC
Amazing Home Health Holdings, LLC
American Homecare Management Corp.
Avalon Hospice Iowa, LLC
Avalon Hospice Minnesota, LLC
Avalon Hospice Missouri, LLC
Avalon Hospice Nebraska, LLC
Avalon Hospice Ohio, LLC
Avalon Hospice Pennsylvania, LLC
Bethany Hospice, LLC
CDO 1, LLC
CDO 2, LLC
Carrolton Home Care, LLC
Cedar Valley Hospice, LLC
CenterWell Care Solutions, Inc.
CH Services Group Holdings, Inc.
CH Services Holdings, Inc.
CH Services Midco Holdings, Inc.
Charlotte Buyer, Inc.
Community Home Care & Hospice, LLC
Community Home Care of Robeson County, LLC
Community Home Care of Vance County, LLC
Community Hospice of The Carolinas, LLC
Community Hospice, LLC
CompBenefits Corporation
CompBenefits Direct, Inc.
Conviva Care Solutions, LLC
Conviva Care Solutions II, LLC
Conviva Group Holdings, LLC
Conviva Health Management, LLC

Conviva Health MSO of Texas, Inc.
Conviva Medical Center Management, LLC
CTW Development, LLC
Curo Arizona Hospice, LLC
Curo Community Hospice, LLC
Curo Health Services Holdings, Inc.
Curo Health Services, LLC
Curo Hospice SC, LLC
Curo Houston Hospice, LLC
Curo Texas Holdings, LLC
Curo Texas Hospice, LLC
Curo Utah Home Care, Inc.
Curo Utah Hospice, Inc.
Eagle NY Rx, LLC
Eagle Rx Holdco, Inc.
Eagle Rx, Inc.
Echo Primary Care Holdings, LLC
Edge Health MSO, Inc.
Emphesys, Inc.
Enclara Pharmacia, Inc.
FHI Health Systems, Inc.
FPG Acquisition Corp.
FPG Acquisition Holdings Corp.
FPG Holding Company, LLC
Gentiva Certified Healthcare Corp.
Gentiva Health Services (Certified), Inc.
Gentiva Health Services (USA) LLC
Gentiva Health Services Holding Corp.
Gentiva Health Services, Inc.
Go365, LLC
Harden Healthcare Holdings, LLC
Harden Home Health, LLC
Health Value Management, Inc.
Healthfield Operating Group, LLC
Healthfield, LLC
Heritage Health And Hospice Care, LLC
HHS Healthcare Corp.
Hospice Development Company 2, LLC
Hospice Development Company 3, LLC
Hospice Family Care, Inc.
Hospice of Colorado, LLC
Hospice of Connecticut, LLC
Hospice of Maine, LLC
Hospice of Mesilla Valley, LLC
Hospice of Minnesota, LLC
Hospice of Texas, LLC
HUM Provider Holdings, LLC
Humana at Home, Inc.
Humana Digital Health and Analytics Platform Services, Inc.
Humana Direct Contracting Entity, Inc.
Humana Government Business, Inc.
Humana Inc.
Humana Innovation Enterprises, Inc.
Humana Pharmacy, Inc.
Humana WellWorks LLC
HumanaDental, Inc.
Integracare Holdings, Inc.
Integracare Intermediate Holdings, Inc.
International Tutoring Services, LLC

KAH Development 10, L.L.C.
KAH Development 12, L.L.C.
KAH Development 14, L.L.C.
KAH Development 4, L.L.C.
KAH Development 8, L.L.C.
KAH Hospice Company, Inc.
Kentucky Homecare Holdings, Inc.
Kentucky Homecare Parent Inc.
Kindred Hospice Missouri, LLC
Kindred Hospice Services, L.L.C.
KND Development 50, L.L.C.
KSOC Holdings, Inc.
Lifepath Hospice and Family Care, L.L.C.
Mid-South Home Health, LLC
New Beacon Healthcare Group, LLC
New Beacon Healthcare Indiana, LLC
New Beacon Hospice Indiana, LLC
New Century Hospice Delaware, LLC
New Century Hospice of Richmond, LLC
New Century Hospice Texas, LLC
New Century Hospice Virginia, LLC
New Century Hospice, Inc.
North Region Providers, LLC
NP Plus, LLC
Odyssey Healthcare GP, LLC
Odyssey Healthcare Holding Company
Odyssey Healthcare LP, LLC
Odyssey Healthcare Management, LP
Odyssey Healthcare of Augusta, LLC
Odyssey Healthcare of Flint, LLC
Odyssey Healthcare of Kansas City, LLC
Odyssey Healthcare of Marion County, LLC
Odyssey Healthcare of Savannah, LLC
Odyssey Healthcare of South Texas, LLC
Odyssey Healthcare Operating A, LP
Odyssey Healthcare Operating B, LP
Odyssey Healthcare, Inc.
One Home Medical Equipment NC, LLC
One Home Medical Equipment VA, LLC
One Infusion Pharmacy NC, LLC
One Infusion Pharmacy VA, LLC
PBM Holding Company
PBM Plus Mail Service Pharmacy, LLC
Peoplefirst Homecare & Hospice of Indiana, L.L.C.
Peoplefirst Homecare & Hospice of Massachusetts, L.L.C.
Peoplefirst Homecare & Hospice of Ohio, L.L.C.
Peoplefirst Homecare of Colorado, L.L.C.
PF Development 10, L.L.C.
PF Development 15, L.L.C.
PF Development 16, L.L.C.
PF Development 21, L.L.C.
PF Development 23, L.L.C.
PF Development 5, L.L.C.
PF Development 7, L.L.C.
PF Development 9, L.L.C.
Pharaoh JV, LLC
PHH Acquisition Corp.
PHHC Acquisition Corp.
Primary Care Holdings II, LLC

Professional Healthcare, LLC
Regency Healthcare Group, LLC
Regency Healthcare Holdings, LLC
Regency Home Office, LLC
Regency Hospice of Georgia, LLC
Regency Hospice of Northwest Florida, Inc.
Regency Southerncare Hospice, LLC
SHC Holding, Inc.
Southerncare Holdings, Inc.
Southerncare, Inc.
Sun Brook Hospice, LLC
TNMO Healthcare, LLC
Transcend Population Health Management II, LLC
Vista Hospice Care, LLC
Vistacare of Boston, LLC
Vistacare USA, LLC
Vistacare, LLC
Voyager Home Health, Inc.
Voyager Hospicecare, Inc.

DOMINICAN REPUBLIC
Trueshore S.R. I.

FLORIDA
Advanced Oncology Services, Inc.
Amazing Home Health Care, Inc.
Care Hope Holdings, Inc.
Care Hope Home Health Agency, Inc.
Care Partners Home Care, LLC
CarePlus Health Plans, Inc.
CenterWell Senior Primary Care (FL), Inc.
CompBenefits Company
Complex Clinical Management, Inc.
Conviva Physician Group, LLC
Conviva Specialty, LLC
Elite Health Medical Centers, LLC
Elite Health Primary Care, LLC
Enhanz DCE, LLC
FPG Senior Services, LLC
Homecare Holdings, Inc.
Hospice of the Emerald Coast, Inc.
HUM-e-FL, Inc.
Humana At Home 1, Inc.
Humana Dental Company
Humana Health Insurance Company of Florida, Inc.
Humana Medical Plan, Inc.
Med. Tech. Services of South Florida, Inc.
Med-Tech Services of Dade, Inc.
Med-Tech Services of Palm Beach, Inc.
METCARE of Florida, Inc.
Metropolitan Health Networks, Inc.
Naples Health Care Specialists, LLC
Nursing Solutions, LLC
On the Way Home Care, Inc.
One Home Health Holdings, LLC
One Home Medical Equipment, LLC
One Homecare Solutions, LLC
One Homecare Systems, LLC

One Infusion Pharmacy, LLC
One Nursing Care, LLC
One TPA Systems, Inc.
SeniorBridge Family Companies (FL), Inc.
SeniorBridge-Florida, LLC
Senior Home Care, Inc.
South Florida Cardiology Associates, LLC
Trueshore BPO, LLC

GEORGIA
At Home Healthcare And Hospice, LLC
At Home Hospice of Alpharetta, LLC
Capital Care Resources of South Carolina, LLC
Capital Care Resources, LLC
Capital Health Management Group, LLC
Chattahoochee Valley Home Care Services, LLC
Chattahoochee Valley Home Health, LLC
CHMG Acquisition LLC
CHMG of Atlanta, LLC
CHMG of Griffin, LLC
Healthfield Home Health, LLC
Healthfield Hospice Services, LLC
Healthfield of Southwest Georgia, LLC
Healthfield of Statesboro, LLC
Healthfield of Tennessee, LLC
Humana Employers Health Plan of Georgia, Inc.
Kindred at Home Foundation, Inc.
Mid-South Home Health of Gadsden, LLC
Total Care Home Health of Louisburg, LLC
Total Care Home Health of North Carolina, LLC
Total Care Home Health of South Carolina, LLC
Wiregrass Hospice Care, LLC
Wiregrass Hospice of South Carolina, LLC

ILLINOIS
CompBenefits Dental, Inc.
Dental Care Plus Management, Corp.
Humana Benefit Plan of Illinois, Inc.
Humana Healthcare Research, Inc.
Loving Peace Hospice, Inc.
Medical Advocate Healthcare Services Corporation

INDIANA
SeniorBridge Family Companies (IN), Inc.

IOWA
Hawkeye Health Services, Inc.
Iowa Hospice, L.L.C.

KANSAS
Hospice Care of Kansas, L.L.C.
The Home Team of Kansas LLC

KENTUCKY
516-526 West Main Street Condominium Council of Co-Owners, Inc.
CHA HMO, Inc.
Humana Active Outlook, Inc.

Humana Health Plan, Inc.
Humana Insurance Company of Kentucky
Humana MarketPOINT, Inc.
Humana Pharmacy Solutions, Inc.
Humana Real Estate Company
Humco, Inc.
The Dental Concern, Inc.

LOUISIANA
Generations Hospice Service Corporation
Humana Health Benefit Plan of Louisiana, Inc.
Synergy Home Care-Acadiana Region, Inc.
Synergy Home Care-Capitol Region, Inc.
Synergy Home Care-Central Region, Inc.
Synergy Home Care-Northeastern Region, Inc.
Synergy Home Care-Northshore Region, Inc.
Synergy Home Care-Northwestern Region, Inc.
Synergy Home Care-Southeastern Region, Inc.
Synergy, Inc.

MICHIGAN
Humana Medical Plan of Michigan, Inc.

MISSISSIPPI
Gilbert's Home Health Agency, Inc.
Gilbert's Hospice Care, LLC
Home Health Care Affiliates of Central Mississippi, L.L.C.
Home Health Care Affiliates of Mississippi, Inc.
Home Health Care Affiliates, Inc.
Van Winkle Home Health Care, Inc.

MISSOURI
Missouri Home Care of Rolla, Inc.
The American Heartland Hospice Corp.

NEVADA
FHI LP, Inc.
Southern Nevada Home Health Care, Inc.

NEW YORK
Alexander Infusion, LLC
Gentiva Services of New York, Inc.
Harris, Rothenberg International Inc.
Humana Health Company of New York, Inc.
Humana Insurance Company of New York
New York Healthcare Services, Inc.
SeniorBridge Family Companies (NY), Inc.
QC-Medi New York, Inc.
Quality Care - USA, Inc.

OHIO
Humana Health Plan of Ohio, Inc.
Hummingbird Coaching Systems LLC

OKLAHOMA
Freedom Hospice, LLC

PENNSYLVANIA
Humana Medical Plan of Pennsylvania, Inc.

PUERTO RICO
Humana Health Plans of Puerto Rico, Inc.
Humana Insurance of Puerto Rico, Inc.
Humana Management Services of Puerto Rico, Inc.
Humana MarketPOINT of Puerto Rico, Inc.

SOUTH CAROLINA
Humana Benefit Plan of South Carolina, Inc.

TENNESSEE
Cariten Health Plan Inc.
Freedom Hospice, LLC
PHP Companies, Inc.
Preferred Health Partnership, Inc.

TEXAS
ABC Hospice, LLC
Aberdeen Holdings, Inc.
Able Home Healthcare, Inc.
American Hospice, Inc.
Angel Heart Hospice, LLC
BWB Sunbelt Home Health Services, LLC
California Hospice, LLC
Compass Hospice, Inc.
CompBenefits Insurance Company
Corpus Christi Home Care, Inc.
Cosmos Hospice of Corpus Christi, LLC
Cosmos Hospice of San Antonio, LLC
DentiCare, Inc.
Emphesys Insurance Company
Family Hospice, Ltd.
FHI GP, Inc.
FHI Management, Ltd.
Focus Care Health Resources, Inc.
GBA Holding, Inc.
GBA West, LLC
Georgia Hospice, LLC
Girling Health Care, Inc.
Harden Clinical Services, LLC
Harden HC Texas Holdco, LLC
Harden Healthcare, LLC
Harden Hospice, LLC
Home Health of Rural Texas, Inc.
Horizon Health Care Services, Inc.
Humana At Home (Dallas), Inc.
Humana At Home (Houston), Inc.
Humana At Home (San Antonio), Inc.
Humana At Home (TLC), Inc.
Humana Benefit Plan of Texas, Inc.
Humana Health Plan of Texas, Inc.
Integracare Home Health Services, Inc.
Integracare Hospice of Abilene, LLC
Integracare of Abilene, LLC
Integracare of Albany, LLC
Integracare of Athens-Home Health, LLC

Integracare of Athens-Hospice, LLC
Integracare of Olney Home Health, LLC
Integracare of Texas, LLC
Integracare of West Texas-Home Health, LLC
Integracare of West Texas-Hospice, LLC
Integracare of Wichita Falls, LLC
Lighthouse Hospice - Coastal Bend, LLC
Lighthouse Hospice - Metroplex, LLC
Lighthouse Hospice Management, LLC
Lighthouse Hospice-San Antonio, LLC
OHS Service Corp.
One Home Health Holdings CCTX, LLC
One Home Medical Equipment TX, LLC
Outreach Health Services of North Texas, LLC
ROHC, L.L.C.
Texas Dental Plans, Inc.
Trinity Hospice of Texas, LLC
Vernon Home Health Care Agency, LLC
Voyager Acquisition, L.P.

UTAH
Home Health Services, Inc.
Humana Medical Plan of Utah, Inc.

VERMONT
Managed Care Indemnity, Inc.

WASHINGTON
Arcadian Health Plan, Inc.

WEST VIRGINIA
First Home Health, Inc.
Nursing Care-Home Health Agency, Inc.

WISCONSIN
CareNetwork, Inc.
GuidantRx, Inc.
Humana Insurance Company
Humana Wisconsin Health Organization Insurance Corporation
HumanaDental Insurance Company
Independent Care Health Plan